_____________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934 (the "Act")

February 26, 2004

(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25136 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

Suite #200, 630 – 4th Avenue S.W.

Calgary, Alberta, Canada T2P 0J9

(Address of principal executive offices)

Telephone Number (403) 777-9250

(Registrant's telephone number, including area code)

(Former name or address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 24, 2004, Grant Thornton LLP ("GT") resigned as the principal accountants for GeoGlobal Resources Inc. (formerly Suite101.com, Inc.) (the "Company") and its wholly owned subsidiary, GeoGlobal Resources (India) Inc.("GGRI").  GT was retained on October 6, 2003 to audit the Company's consolidated financial statements as of and for the year ended December 31, 2003 and the financial statements of GGRI for the period from August 21, 2002 (inception) to December 31, 2002.  During the period of its engagement, GT did not render any opinion on the consolidated financial statements of the Company.  It rendered an opinion dated October 31, 2003 on the financial statements of GGRI for the period from August 21, 2002 (inception) to December 31, 2002.  The opinion rendered by GT did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was approved by the Company's Board of Directors.

In connection with its engagement to audit the Company's consolidated financial statements for  the fiscal year ended December 31, 2003 and interim periods for the Company through February 26, 2004, the date of GT's resignation, the Company had no disagreements with GT with respect to accounting principles or practices, financial statement disclosure, or auditing scope or procedure of the type discussed in Item 304(a)(iv) of Regulation S-B which, if not resolved to its satisfaction, would have caused GT to make reference in connection with its opinion to the subject matter of the disagreement in connection with its report. In addition, during that time the Company did not receive from GT any advice of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company retained Ernst & Young LLP ("E&Y") on February 26, 2004 as its principal accountants to audit its consolidated financial statements as of December 31, 2003 and GGRI financial statements for the period from August 21, 2002 (inception) to December 31, 2002.

During the fiscal years ended December 31, 2003 and December 31, 2002, including the subsequent fiscal year and interim periods through February 26, 2004, the date of GT's resignation, and prior to the appointment of E&Y, neither the Company (or anyone on either of their behalf) consulted with E&Y regarding any of the accounting or auditing issues stated in Item 304(a)(2) of Regulation S-B.

The Company provided GT with a copy of this report prior to filing it with the Securities and Exchange Commission ("Commission"). The Company requested that GT furnish the Company with a letter to the Commission stating whether GT agrees with the above statements. A copy of that letter dated February 26, 2004 is filed as an Exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(a)

Financial Statements of businesses acquired.  None required.

(b)

Pro forma financial information.  None required.

(c)

Exhibits:

Exhibit Number	Description of Document
16.1	Letter from GT stating that it has reviewed this Form 8-K and has no objection to the statements made within this Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 26, 2004

GEOGLOBAL RESOURCES INC.

(Registrant)

/s/ Allan J.Kent

Allan J. Kent

Executive VP & CFO

Grant Thornton LLP

Chartered Accountants

Management Consultants

February 26, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Re: GeoGlobal Resources Inc.

Pursuant to Regulation S-K Item 304.(a)3, this letter is to state that we have reviewed and agreed with the statements made by GeoGlobal Resources Inc. in response to Item 304(a).

Yours very truly,

Signed “Grant Thornton LLP”

Chartered Accountants

Suite 1000

112 - 4th Avenue SW

Calgary, Alberta

T2P 0H3

T (403) 260-2500

F (403) 260-2571

E Calgary@GrantThornton.ca

W www.GrantThornton.ca

Canadian Member of Grant Thornton International